                            MFS STRATEGIC GROWTH FUND

                      Supplement to the Current Prospectus


         During the period from October 1, 1997 through December 31, 1997 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Cadaret Grant & Co., Inc. 100% of the applicable sales charge on sales of Class A shares of the Fund sold by them during the Sales Period. In addition, MFD will pay Cadaret Grant & Co., Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by them during the Sales Period.



                The date of this Supplement is October 1, 1997.